FIRST AMENDMENT


     This FIRST AMENDMENT, dated as of August 24, 2007 (this "Amendment"), is among NIKE, INC., an Oregon corporation with its principal place of business at One Bowerman Drive, Beaverton, Oregon 97005-6453 (the "Borrower"), the Banks (defined below) party hereto and BANK OF AMERICA, N.A., as administrative agent for the Banks (the "Administrative Agent").


                                RECITALS:

             A. The Borrower is a party to that certain Credit Agreement dated as of December 1, 2006 (the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Banks"), the Administrative Agent and the other agents, joint lead arrangers and joint book managers party thereto;

             B. The Borrower has requested that the Administrative Agent and Majority Banks (i) amend the first sentence of Section 6.4 to
                                                                 ___________
                  the Credit Agreement as set forth herein and (ii) waive any Default or Event of Default arising from or related to the existence or formation of any Subsidiary as an entity other than a corporation (collectively, the "Formation Default"); and

             C. The parties hereto have agreed, subject to the terms and conditions hereof, to amend and modify the Credit Agreement and to waive any Formation Default as provided herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

     SECTION 1.  Definitions. Capitalized terms used herein but not defined
                 ___________
herein shall have the meanings set forth in the Credit Agreement. References to the Credit Agreement shall, hereafter, mean the Credit Agreement as amended by this Amendment.

     SECTION 2.  Amendment. The first sentence of Section 6.4 of the Credit
                 _________                        ___________
Agreement is hereby deleted in its entirety and replaced by the following:

             "The Borrower will, and will cause each Subsidiary to, do all things necessary to remain validly existing in its jurisdiction of formation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted; provided, that the Borrower may liquidate or dissolve any Subsidiary into the Borrower or any other Subsidiary; provided, however, that a Material Subsidiary may not liquidate or dissolve into a Subsidiary that is not a Material Subsidiary."

     SECTION 3.  Waiver. The undersigned Majority Banks hereby waive any
                 ______
Formation Default arising on or before the Amendment Effective Date (defined below). The foregoing waiver is not intended as, and neither such agreement nor any failure by the Administrative Agent or any Bank to enforce any rights or remedies with respect to any Default or Event of Default on or prior to the Amendment Effective Date shall be deemed to constitute, a waiver of any other Default or Event of Default other than any Formation Default in existence on or before the Amendment Effective Date or of any of the Administrative Agent's and/or Banks' rights and remedies with respect thereto.

     SECTION 4.  Representations and Warranties. The Borrower hereby represents
                 ______________________________
and warrants to the Administrative Agent and the Banks, as follows:

         (a) The representations and warranties of the Borrower contained in
      Article V of the Credit Agreement and in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date with the same effect as if made on and as of the date hereof or the Amendment Effective Date, as the case may be, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

         (b) After giving effect to this Amendment, the Borrower is in compliance with all the terms and conditions of the Credit Agreement, as amended by this Amendment, and the other Loan Documents on its part to be observed or performed and no Default has occurred or is continuing under the Credit Agreement (as amended hereby).

         (c) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by the Borrower.

         (d) Each of this Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         (e) Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any Law, order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's articles of incorporation or bylaws or the provisions of any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement.

     SECTION 5.  Effectiveness. This Amendment shall become effective only upon
                 _____________
satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called (the "Amendment Effective Date"):

         (a) The Administrative Agent shall have received duly executed Counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Majority Banks.

         (b) The representations and warranties set forth in Section 4 hereof shall be true and correct on and as of the Amendment Effective Date.

         (c) There is no litigation, arbitration, governmental investigation, Proceeding or inquiry pending or, to the knowledge of any of the Borrower's officers, threatened against or affecting the Borrower or any Subsidiary which might materially adversely affect the ability of the Borrower to perform its Obligations under this Amendment or the other Loan Documents.

         (d) The Administrative Agent on behalf of the Banks shall have received such other documents, instruments and certificates as they shall reasonably request and such other documents, instruments and certificates shall be satisfactory in form and substance to the Banks and their counsel.

     SECTION 6.  Costs and Expenses. On the Amendment Effective Date, the
                 __________________
Borrower shall pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) which are invoiced to the Borrower on or prior to the Amendment Effective Date.

     SECTION 7.  Governing Law. This Amendment shall be governed by, and
                 _____________
construed in accordance with the laws of Oregon.

     SECTION 8.  Miscellaneous. Article X entitled "General Provisions" is
                 _____________
hereby incorporated by reference into, and shall apply to, this Amendment as if set forth herein.

     SECTION 9.  Severability. If any court, arbitrator, or arbitration panel
                 ____________
finds any provision of this Agreement to be invalid or otherwise unenforceable, that provision will be void to the extent it is contrary to applicable law. However, that finding will not affect the validity of any other provision of this Amendment or the Credit Agreement, and the rest of this Amendment will remain in full force and effect unless enforcement of this Amendment without the invalidated provision would be grossly inequitable under all of the circumstances or would frustrate the primary purposes of this Amendment. Alternatively, if a court, arbitrator, or arbitration panel determines that any provision of this Amendment is not enforceable as expressly written, it is the intention of the parties that those provisions be modified by the court, arbitrator, or arbitration panel only as is necessary for them to be enforceable.

     SECTION 10.  Counterparts and Delivery. This Amendment may be executed in
                  _________________________
counterparts. Each counterpart will be considered an original, and all of them, taken together, will constitute a single Amendment. Facsimile signatures will be deemed original signatures for all purposes under this Amendment. This Amendment may be delivered by facsimile or electronically, and any such delivery will have the same effect as physical delivery of a signed original.

     SECTION 11.  Loan Document. This Amendment shall be deemed to be and, upon
                  _____________
the Amendment Effective Date, shall constitute a Loan Document under and as defined in the Credit Agreement.

                            [Signature pages follow]

NIKE, INC.
By:  ____________________________________
Printed Name:  __________________________
Title:  _________________________________
BANK OF AMERICA, N.A.,
Acknowledged as Administrative Agent
By:  ____________________________________
Printed Name:  __________________________
Title:  _________________________________

                                     BANK OF AMERICA, N.A.,
                                     as a bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     CITICORP USA, INC., as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     THE BANK OF TOKYO-MITSUBISHI UFJ
                                     LTD., as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     DEUTSCHE BANK AG, as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     HSBC BANK USA, N.A., as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     WILLIAM STREET COMMITMENT
                                     CORPORATION, as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     JPMORGAN CHASE BANK, N.A., as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     MERRILL LYNCH BANK USA, as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     THE NORTHERN TRUST COMPANY, as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     U.S. NATIONAL ASSOCIATION, as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     WELLS FARGO BANK, N.A., as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     ROYAL BANK OF CANADA., as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     CALYON NEW YORK BRANCH, as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     THE ROYAL BANK OF SCOTLAND PLC, as a Bank
                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     LASALLE BANK NATIONAL ASSOCIATION, as a
                                     Bank

                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

                                     WESTPAC BANKING CORPORATION, as a
                                     Bank

                                     By:  ____________________________________
                                     Printed Name:  __________________________
                                     Title:  _________________________________

First Amendment
Signature Page